Filed pursuant to Rule 497(b)

File No. 333-171876

Questions & Answers

DWS Health Care VIP, a series of DWS Variable Series I

DWS Technology VIP, a series of DWS Variable Series II

      Q&A

Q    What issue am I being asked to vote on?

A    You are being asked to vote on one or both of two proposals below, as applicable.

Proposal	Shareholders Voting
To merge DWS Health Care VIP into DWS Capital Growth VIP	DWS Health Care VIP

To merge DWS Technology VIP into DWS Capital Growth VIP	DWS Technology VIP

After carefully reviewing the proposals, the Board of Trustees of DWS Variable Series I, of which DWS Health Care VIP (an “Acquired Fund”) is a series, and of DWS Variable Series II, of which DWS Technology VIP (an “Acquired Fund” and, together with DWS Health Care VIP, the “Acquired Funds”) is a series, has determined that each merger is in the best interests of the applicable Acquired Fund. The Board unanimously recommends that you vote for this proposal.

Q    I am the owner of a variable life insurance policy or variable annuity contract offered by my insurance company. I am not a direct shareholder of either Acquired Fund. Why am I being asked to vote on a proposal for shareholders of an Acquired Fund?

A    You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in an Acquired Fund. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the Acquired Fund. Thus, you are not the “shareholder” of the Acquired Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Acquired Fund shares corresponding to your investment through your Contract.

The attached Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts (“Contract Owners”). All persons entitled to direct the voting shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.

Q    Why has this proposal been made for my Acquired Fund?

A    DWS Investments believes the proposed merger is in the best interests of each Acquired Fund for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as the Acquired Funds, DWS Investments advised the Boards that the Acquired Funds have limited opportunities to attract new investments. As a result, each Acquired Fund is facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into DWS Capital Growth VIP is the best alternative for shareholders of each Acquired Fund. Among other benefits, the mergers would result in lower management fees and lower operating expenses for shareholders of each Acquired Fund.

The Acquired Funds and DWS Capital Growth VIP have similar investment objectives and strategies, as they each seek to achieve growth of capital by investing primarily in growth-oriented U.S. equity securities. Even though each of the funds has over 90% of its assets invested in U.S. stocks (with over 65% of those investments in large cap growth stocks), there are significant differences in the portfolios of DWS Capital Growth VIP and each Acquired Fund because each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while DWS Capital Growth VIP invests in a broad range of economic sectors. If the mergers are approved by shareholders, DWS Investments has estimated that approximately 90% and 70% of the portfolios of DWS Health Care VIP and DWS Technology VIP, respectively, will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Capital Growth VIP will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors. The repositioning of each Acquired Fund’s portfolio prior to the merger will involve transaction costs which will be borne by the relevant Acquired Fund.

Contract Owners may continue to instruct their insurance company on how to invest proceeds relating to their Contract, including effecting sales into or out of DWS Health Care VIP or DWS Technology VIP, as appropriate. Contract Owners should contact their insurance company for further information regarding their investment.

Q    Will I have to pay taxes as a result of the merger?

A    Each merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless tax counsel provides an opinion for each merger to that effect. Before or after the mergers, you may instruct your insurance company to direct proceeds relating to your Contract out of DWS Health Care VIP or DWS Technology VIP and into other investments (such direction, a “Transfer”). A Contract Owner will not be subject to tax at the time of a Transfer. However, a Contract Owner’s insurance company may charge a fee for Transfers. If you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal before or after the merger, you may be subject to taxes and tax penalties; therefore, you may wish to consult a tax advisor before doing so.

Q    Upon the merger, how will the value of my investment change?

A    The aggregate value of your investment will not change as a result of the merger. However, the number of shares owned by your insurance company on your behalf will likely change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of either DWS Health Care VIP or DWS Technology VIP, which will probably be different from the net asset value per share of DWS Capital Growth VIP.

Q    When would the merger take place?

A    If approved, the merger would occur on or about May 2, 2011, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Capital Growth VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q    Is either merger contingent upon approval of the other merger?

A    No. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into DWS Capital Growth VIP. The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Fund’s shareholders. Each merger is separate and distinct from the other.

Q    How can I vote?

A    Contract Owners can vote in any one of three ways:

•	Through the Internet, by going to the website listed on your voting instruction form;

•	By telephone, with a toll-free call to the number listed on your voting instruction form; or

•	By mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q    Whom should I call for additional information about this Prospectus/Proxy Statement?

A    Please call Computershare Fund Services, Inc., your fund’s information agent, at 866-963-6127, or your insurance company.

March 4, 2011

DWS HEALTH CARE VIP

DWS TECHNOLOGY VIP

A Message from the President of DWS Variable Series I and DWS Variable Series II

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Health Care VIP (“Health Care”) and/or DWS Technology VIP (“Technology”), as applicable. You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal for Health Care	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Health Care to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Health Care, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Health Care in complete liquidation and termination of Health Care.

Proposal for Technology	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Technology to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Technology, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Technology in complete liquidation and termination of Technology.

DWS Investments believes the proposed mergers are in the best interests of Health Care and Technology for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as Health Care and Technology, DWS Investments believes that Health Care and Technology have limited opportunities to attract new investments. As a result, Health Care and Technology face the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into Capital Growth is the best alternative for shareholders of both Health Care and Technology. Among other benefits, the mergers would result in lower management fees and lower operating expenses for shareholders of Health Care and Technology. In addition, DWS Investments believes that the mergers will benefit Contract Owners (as defined on page 1 of the enclosed Prospectus/Proxy Statement) by transitioning their investment into a fund with a broader equity strategy that is open to broader distribution, resulting in potential for greater asset growth and future economies of scale.

In determining to approve the mergers, the Board of each of Health Care and Technology conducted a thorough review of the potential implications of each merger, and concluded that participation of Health Care and Technology in the proposed mergers would be in the best interests of each fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Boards considered is included in the enclosed Prospectus/Proxy Statement. If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2011.

Included in this booklet is information about the upcoming shareholders’ meetings:

•	A Notice of Special Meetings of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Capital Growth, the specific proposals that will be considered at the shareholders’ meetings and why the proposals are being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s information agent, at 866-963-6127 or contact your insurance company. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael Clark
President
DWS Variable Series I
DWS Variable Series II

DWS HEALTH CARE VIP

DWS TECHNOLOGY VIP

Notice of Special Meetings of Shareholders

Please take notice that Special Meetings of Shareholders of DWS Health Care VIP, a series of DWS Variable Series I (“Health Care”) and DWS Technology VIP, a series of DWS Variable Series II (“Technology”) will be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 24th Floor, New York, NY 10154, on April 11, 2011 at 3:00 p.m., Eastern time (each a “Meeting”), to consider the following:

Proposal for Health Care	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Health Care to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Health Care, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Health Care in complete liquidation and termination of Health Care.

Proposal for Technology	To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Technology to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Technology, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Technology in complete liquidation and termination of Technology.

The appointed proxies will vote in their discretion on any other business as may properly come before a Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of Health Care and Technology at the close of business on February 18, 2011 are entitled to vote at the applicable Meeting and at any postponement(s) or adjournment(s) thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at a Meeting, the appointed proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees,

John Millette,

Secretary

March 4, 2011

IMPORTANT — We urge you to sign and date the enclosed proxy card or voting instruction form (unless you choose to record your voting instructions by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience.

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR

LIFE INSURANCE CONTRACTS INVESTED IN

DWS HEALTH CARE VIP OR

DWS TECHNOLOGY VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Health Care VIP or DWS Technology VIP (each an “Acquired Fund”), as applicable. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Board’s recommendations on page 22. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote the shares corresponding to your insurance contract in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your voting instruction form and return it by mail, or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form. If so, please vote each one. Your prompt return of the enclosed voting information form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form. If you have any questions, please call Computershare Fund Services, Inc., information agent for your Acquired Fund, at the special toll-free number we have set up for you, 866-963-6127, or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

March 4, 2011

Acquisition of the assets of:	By and in exchange for shares of:

DWS Health Care VIP, a series of DWS Variable Series I and/or DWS Technology VIP, a series of DWS Variable Series II 345 Park Avenue New York, NY 10154 800-728-3337	DWS Capital Growth VIP, a series of DWS Variable Series I 345 Park Avenue New York, NY 10154 800-728-3337

This Prospectus/Proxy Statement is furnished in connection with two proposals: (i) the proposed merger of DWS Health Care VIP (“Health Care”) into DWS Capital Growth VIP (“Capital Growth”) and (ii) the proposed merger of DWS Technology VIP (“Technology” and, together with Health Care, the “Acquired Funds”) into Capital Growth. As a result of the proposed mergers, each Acquired Fund shareholder will receive a number of full and fractional shares of the corresponding class of Capital Growth equal in value as of the Valuation Time (as defined below on page 22) to the total value of such shareholder’s Acquired Fund shares. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into Capital Growth, with each merger being separate and distinct from the other. The merger of one Acquired Fund into Capital Growth is not contingent upon the approval of the other Acquired Fund’s shareholders.

The following table identifies the fund whose shareholders are entitled to vote on each proposal:

Proposal

Fund	Approval of Proposed Merger of Health Care into Capital Growth	Approval of Proposed Merger of Technology into Capital Growth
Health Care	X
Technology		X

Shares of the Acquired Funds are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Acquired Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Acquired Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders of record. (Depending on the context, references to “you” or “your” herein refer to the Contract Owner and/or to the Participating Insurance Company separate accounts.) To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed mergers. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Acquired Funds. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, the Notice of Special Meetings of Shareholders and the proxy card or voting instruction form are first being mailed to shareholders and Contract Owners on or about March 10, 2011, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in Capital Growth, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Capital Growth, dated May 1, 2010, as supplemented from time to time, relating to Class A shares (File No. 811-04257), a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Capital Growth, dated May 1, 2010, as supplemented from time to time, relating to Class B shares (File No. 811-04257), a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Health Care, dated May 1, 2010, as supplemented from time to time, relating to Class A shares (File No. 811-04257);

(iv)	the prospectus of Health Care, dated May 1, 2010, as supplemented from time to time, relating to Class B shares (File No. 811-04257);

(v)	the prospectus of Technology, dated May 1, 2010, as supplemented from time to time, relating to Class A shares (File No. 811-05002);

(vi)	the prospectus of Technology, dated May 1, 2010, as supplemented from time to time, relating to Class B shares (File No. 811-05002);

(vii)	the statement of additional information of Health Care, dated May 1, 2010, as revised May 10, 2010, and as supplemented from time to time, relating to Class A and Class B shares (File No. 811-04257);

(viii)	the statement of additional information of Technology, dated May 1, 2010, as revised October 4, 2010, and as supplemented from time to time, relating to Class A and Class B shares (File No. 811-05002);

(ix)	the statement of additional information relating to the proposed mergers, dated March 4, 2011 (the “Merger SAI”) (File No. 333-171876); and

(x)	the financial statements and related reports of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2010 for each of Health Care (File No. 811-04257) and Technology (File No. 811-05002).

Except as noted below, no other parts of either of Health Care or Technology’s Annual Report are incorporated by reference herein.

The financial highlights for Capital Growth and for each of the Acquired Funds contained in each fund’s Annual Report for the period ended December 31, 2010, are attached to this Prospectus/Proxy Statement as Appendix C.

You may get free copies of the funds’ annual reports, semi-annual reports, prospectuses, statements of additional information and/or the Merger SAI, request other information about a fund, or make shareholder inquiries, by contacting your insurance company or by calling the corresponding fund at 1-800-728-3337.

Like shares of the Acquired Funds, shares of Capital Growth are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposals listed in the Notice of Special Meetings of Shareholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., information agent for the Acquired Funds, at 866-963-6127, or contact your insurance company.

Capital Growth, Health Care and Technology are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the funds, including prospectuses and statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders and Contract Owners considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1. What is being proposed?

The Boards of Health Care and Technology are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix B), which we refer to herein as a merger of each Acquired Fund into Capital Growth. If approved by shareholders of your Acquired Fund, all of the assets of your Acquired Fund will be transferred to Capital Growth solely in exchange for (a) the issuance and delivery to your Acquired Fund of Class A and Class B shares of Capital Growth (“Merger Shares”) with a value equal to the value of your Acquired Fund’s assets net of liabilities, and (b) the assumption by Capital Growth of all the liabilities of your Acquired Fund. Immediately following the merger, the appropriate class of Merger Shares received by your Acquired Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2. What will happen to my investment in my Acquired Fund as a result of the merger?

Your investment in your Acquired Fund will, in effect, be exchanged for an investment in the same share class of Capital Growth with an equal aggregate net asset value as of the Valuation Time (as defined below on page 22).

3. Why have the Boards of the Trusts recommended that shareholders approve the merger?

DWS Investments advised the Boards that it believes that the proposed mergers are in the best interests of Health Care and Technology for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as Health Care and Technology, DWS Investments advised the Boards that Health Care and Technology have limited opportunities to attract new investments. As a result, Health Care and Technology are facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into Capital Growth is the best alternative for shareholders of Health Care and Technology. In determining to recommend that shareholders of Health Care and Technology approve the mergers, the Boards considered, among others, the following factors:

•

The mergers would help to protect shareholders of Health Care and Technology from the cost increases associated with small, declining asset bases, and provide continuity of investment within the DWS fund family, including access to DWS Investments’ U.S. equity investment expertise;

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Health Care and Technology;

•

The estimated total operating expense ratios of each class of shares of the combined fund are lower than the current total operating expense ratios of the corresponding classes of Health Care and Technology;

•

Similarities and differences between Health Care’s and Technology’s investment objectives, policies and restrictions relative to those of Capital Growth. The Acquired Funds and Capital Growth have similar investment objectives and strategies, as they each seek to achieve growth of capital by investing primarily in growth-oriented U.S. equity securities. Even though each of the funds has over 90% of its assets invested in U.S. stocks (with over 65% of those investments in large cap growth stocks), there are significant differences in the portfolios of Capital Growth and each Acquired Fund because each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while Capital Growth invests in a broad range of economic sectors; and

•

The commitment by Deutsche Investment Management Americas Inc. (“DIMA”), each fund’s investment advisor, to cap certain expenses to be incurred by each of Health Care and Technology in connection with the merger. More specifically, DWS Investments has agreed to bear certain types of expenses incurred by Health Care or Technology in connection with the merger to the extent such expenses exceed the expected cost savings to be realized by shareholders of the applicable fund at the time of the merger during the one-year period following the merger (See “Agreement and Plan of Reorganization” below for additional information regarding this cap).

Based on the foregoing: (1) the Board of Health Care concluded that the merger of Health Care into Capital Growth is in the best interests of Health Care, and that the interests of the existing shareholders of Health Care will not be diluted as a result of the merger; and (2) the Board of Technology concluded that the merger of Technology into Capital Growth is in the best interests of Technology, and that the interests of the existing shareholders of Technology will not be diluted as a result of the merger. Accordingly, the Trustees unanimously recommend that shareholders of Health Care and Technology approve the Agreement (as defined on page 20). For a complete discussion of the Boards’ considerations please see “Background and Boards’ Considerations Relating to the Proposed Mergers” below.

4. How do the investment goals, policies and restrictions of the funds compare?

The funds’ investment goals are similar — each fund seeks growth of capital (Health Care and Capital Growth seek long-term growth of capital, while Technology’s investment objective is growth of capital). Each fund seeks to achieve its objective mainly through investment in equity securities, primarily common stocks, though the specific focus of each fund’s investment portfolio differs. Capital Growth normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Capital Growth generally focuses on established companies that are similar in size to the companies in the S&P 500® Index or the Russell 1000® Growth Index. Although Capital Growth can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. Capital Growth may also invest in other types of equity securities such as preferred stocks or convertible securities. Health Care, under normal circumstances, invests at least 80% of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund’s 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Health Care invests primarily in securities of US companies, but may invest in foreign companies as well. Health Care may invest in companies of any market capitalization. Technology, under normal circumstances, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector.

Technology may invest in companies of any size and may invest in initial public offerings. While Technology invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities). Technology’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. Please see Part II — Investment Strategies and Risk Factors, below, for a more detailed comparison of each Fund’s investment policies and restrictions.

The following two tables set forth a summary of the composition of each fund’s investment portfolio as of December 31, 2010, and DWS Investments’ estimation of the portfolio composition of Capital Growth assuming consummation of the proposed mergers.

Sector Diversification (as a % of common stocks)

	Health Care	Technology	Capital Growth
Information Technology	—	97%	31%
Consumer Discretionary	—	3%	16%
Industrials	—	—	14%
Energy	—	—	12%
Health Care	100%	—	10%
Materials	—	—	6%
Consumer Staples	—	—	5%
Financials	—	—	5%
Telecommunication Services	—	—	1%
Total	100.0%	100.0%	100.0%

	Capital Growth — Estimated(1) (assuming consummation of Health Care merger)	Capital Growth — Estimated(1) (assuming consummation of Technology merger)	Capital Growth — Estimated(1) (assuming consummation of both mergers)
Information Technology	31%	31%	31%
Consumer Discretionary	16%	16%	16%
Industrials	14%	14%	14%
Energy	12%	12%	12%
Health Care	10%	10%	10%
Materials	6%	6%	6%
Consumer Staples	5%	5%	5%
Financials	5%	5%	5%
Telecommunication Services	1%	1%	1%
Total	100.0%	100.0%	100.0%

(1)	Reflects DWS Investments’ estimation of the portfolio composition of Capital Growth subsequent to the mergers, taking into account that prior to the mergers, pursuant to each Agreement and Plan of Reorganization, a significant portion of the portfolio of each Acquired Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Capital Growth. There can be no assurance as to the actual portfolio composition of Capital Growth subsequent to the mergers.

5. How do the management fees and expense ratios of the two funds compare?

The following tables summarize the fees and expenses an investor may pay when investing in the funds, the expenses that each fund incurred during its fiscal year ended December 31, 2010 and the pro forma estimated expense ratios of Capital Growth assuming consummation of the mergers as of that date. The information below does not reflect charges and fees associated with separate accounts that invest in the funds and any Contract for which the funds are investment options. These charges and fees will increase expenses.

As shown below, the mergers are expected to result in lower management fee ratios and lower total expense ratios for shareholders of each Acquired Fund. However, there can be no assurance that the mergers will result in expense savings.

Shareholder Fees (paid directly from your investment)	None

Management Fee Schedule (expressed as a percentage of net assets) — Capital Growth (Pre- and Post-Merger)
First $250 million	0.390%
Next $750 million	0.365%
Thereafter	0.340%

Management Fee Schedule (expressed as a percentage of net assets) — Health Care
First $250 million	0.665%
Next $750 million	0.640%
Next $1.5 billion	0.615%
Next $2.5 billion	0.595%
Next $2.5 billion	0.565%
Next $2.5 billion	0.555%
Next $2.5 billion	0.545%
Thereafter	0.535%

Management Fee Schedule (expressed as a percentage of net assets) — Technology
First $250 million	0.665%
Next $750 million	0.635%
Next $1.5 billion	0.615%
Next $2.5 billion	0.595%
Next $2.5 billion	0.565%
Next $2.5 billion	0.555%
Next $2.5 billion	0.545%
Thereafter	0.535%

A discussion regarding the basis for the Board’s approval of each fund’s advisory agreements is contained in each fund’s most recent shareholder report for the annual period ended December 31.

The table below describes the fees and expenses paid by each of the funds. As shown below, the mergers are expected to result in lower total expense ratios for each Acquired Fund. However, there can be no assurance that the mergers will result in lower expense ratios. The information set forth below is based on each fund’s average net assets and fees and expenses for the year ended December 31, 2010, and Capital Growth’s post-merger estimated annualized fees and expenses assuming the mergers were consummated on December 31, 2010.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

(as a percentage of average net assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses
Health Care
Class A	0.67%	0.00%	0.23%		0.90%
Class B	0.67%	0.25%	0.33%		1.25%
Technology
Class A	0.67%	0.00%	0.26%		0.93%
Class B	0.67%	0.25%	0.37%		1.29%
Capital Growth
Class A	0.37%	0.00%	0.14%		0.51%
Class B	0.37%	0.25%	0.23%		0.85%
Capital Growth (Pro forma combined, assuming consummation of Health Care merger)(2)
Class A	0.37%	0.00%	0.14	%(1)	0.51%
Class B	0.37%	0.25%	0.23	%(1)	0.85%
Capital Growth (Pro forma combined, assuming consummation of Technology merger)(2)
Class A	0.37%	0.00%	0.14	%(1)	0.51%
Class B	0.37%	0.25%	0.23	%(1)	0.85%
Capital Growth (Pro forma combined, assuming consummation of both mergers)(2)
Class A	0.37%	0.00%	0.14	%(1)	0.51%
Class B	0.37%	0.25%	0.23	%(1)	0.85%

(1)	Other expenses are estimated, accounting for the effect of the mergers.
(2)	Pro forma expenses do not include reorganization costs related to the mergers that will be borne by each Acquired Fund prior to the merger, currently estimated to be $200,000 or 0.40% for Health Care and $225,000 or 0.31% for Technology.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Health Care
Class A shares	$92	$287	$498	$1,108
Class B shares	$127	$397	$686	$1,511
Technology
Class A shares	$95	$296	$515	$1,143
Class B shares	$131	$409	$708	$1,556
Capital Growth
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049
Capital Growth (Pro forma combined, assuming consummation of Health Care merger)
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049
Capital Growth (Pro forma combined, assuming consummation of Technology merger)
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049
Capital Growth (Pro forma combined, assuming consummation of both Health Care and Technology mergers)
Class A shares	$52	$164	$285	$640
Class B shares	$87	$271	$471	$1,049

6. What are the federal income tax consequences of the proposed mergers?

Each merger is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by either Acquired Fund or by the separate accounts as shareholders of an Acquired Fund as a direct result of its merger. As long as the Contracts qualify as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) or annuity contracts under Section 72 of the Code, the mergers, whether or not treated as tax-free reorganizations, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Mergers — Certain Federal Income Tax Consequences” below.

7. Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the funds differ?

No. The procedures for purchasing and redeeming shares of each fund are identical. Each fund continuously sells shares to Participating Insurance Company separate accounts, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by a Participating Insurance Company. A Participating Insurance Company offers Contract Owners units in its separate accounts which correspond to shares in the fund. A Participating Insurance Company submits purchase and redemption orders to the fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for Contract Owners, as set forth in the prospectus for the Participating Insurance Company’s Contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by a Participating Insurance Company. Contract Owners should refer to their Contract prospectuses for redemption procedures and fees.

9. How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger (i.e., Participating Insurance Companies) will receive a confirmation statement reflecting their new account number, if applicable, and the number of shares of Capital Growth they have received. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger of your Acquired Fund is not approved, this result will be noted in the next shareholder report of your fund.

10. Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Capital Growth will equal the total value of your investment in your Acquired Fund at the Valuation Time (as defined below on page 22). Even though the net asset value per share of each fund is likely to be different, the total value of your holdings will not change as a result of the mergers.

11. What vote is required to approve the merger?

Approval of each merger will require the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Board believes that each proposed merger is in the best interests of the applicable Acquired Fund. Accordingly, the Board recommends that shareholders vote FOR approval of the proposed mergers.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Capital Growth, and how do they compare with those of the Acquired Funds?

Investment Objectives and Strategies. Capital Growth and Health Care seek long-term growth of capital, while Technology’s investment objective is growth of capital. All of the funds invest mainly in equity securities, primarily common stocks, though the specific focus of each fund’s investment portfolio differs. Capital Growth normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although Capital Growth can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. Capital Growth may also invest in other types of equity securities such as preferred stocks or convertible securities. Health Care, under normal circumstances, invests at least 80% of total assets, plus the amount of any borrowing for investment purposes, in common stock of companies in the health care sector. For purposes of the fund’s 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Examples of industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. Health Care invests primarily in securities of US companies, but may invest in foreign companies as well. Health Care may invest in companies of any market capitalization. Technology, under normal circumstances, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, the fund defines a company as being in the technology sector if it commits at least half its assets to, or derives at least half its revenues or net income from, that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. Technology may invest in companies of any size and may invest in initial public offerings. While Technology invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities). Technology’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Each fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The funds may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. Capital Growth may use futures and options, and write covered call options. Technology may also use futures and options, including sales of covered put and call options. Each fund may lend securities (up to one third of total assets) to approved institutions.

In choosing stocks, portfolio management for Capital Growth begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time. Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given industry.

In choosing stocks, portfolio management of Health Care uses a combination of three analytical disciplines: (1) Bottom-up research — Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors; (2) Growth orientation — Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects; and (3) Top-down analysis — Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment. Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock’s price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

In choosing securities, portfolio management of Technology also uses a combination of three analytical disciplines: (1) Bottom-up research — Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors; (2) Growth orientation — Portfolio management generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects; and (3) Top-down analysis — Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that may benefit from changes in the overall business environment. In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times. Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.

Although major changes tend to be infrequent, each fund’s Board could change the fund’s investment objective without seeking shareholder approval. However, in the case of Health Care or Technology, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.

When in the opinion of portfolio management it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund’s assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of portfolio management; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

Although DWS Investments believes that Capital Growth should provide a comparable investment opportunity for shareholders of Health Care and of Technology, there are a number of significant differences in the portfolios of each Acquired Fund and Capital Growth. Each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while Capital Growth invests in a broad range of economic sectors. DWS Investments has estimated that approximately 90% and 70% of the portfolios of Health Care and Technology, respectively, will be liquidated prior to each merger. Proceeds from the liquidation will be reinvested in other securities so that upon the merger, the combined fund will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors.

For a more detailed description of the investment techniques used by Capital Growth, Health Care and Technology, please see the applicable fund’s prospectuses and statement of additional information.

Primary Risks. As with any investment, you may lose money by investing in Capital Growth. Certain risks associated with an investment in Capital Growth are summarized below. Subject to certain exceptions, the risks of an investment in Capital Growth are similar to the risks of an investment in Health Care or Technology. More detailed descriptions of the risks associated with an investment in Capital Growth can be found in the Capital Growth prospectuses and statement of additional information.

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund’s performance may be proportionately affected by that segment’s general performance. An investment in Health Care or Technology is also subject to this risk.

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated. An investment in Health Care or Technology is also subject to this risk.

Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund’s performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid product obsolescence. An investment in Health Care or Technology is subject to a similar risk due to the concentration of investments in the health care or technology sectors, respectively.

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters. An investment in Health Care or Technology is also subject to this risk.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security. An investment in Health Care or Technology is also subject to this risk.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Health Care or Technology is also subject to this risk.

Foreign investment risk. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. An investment in Health Care or Technology is also subject to this risk, with increased risk for Technology to the extent that investments may be made in emerging markets to a greater extent than for Capital Growth or Health Care. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Counterparty risk. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund. An investment in Health Care or Technology is also subject to this risk.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market. An investment in Health Care or Technology is also subject to this risk.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares. An investment in Health Care or Technology is also subject to this risk.

Health Care and Technology are also subject to the following risks:

Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. In the case of Health Care, because the fund concentrates its investments in companies in the health care field, it may be vulnerable to setbacks in that industry. In the case of Technology, any market price movements, regulatory or technological changes, or economic conditions affecting technology companies will have a significant impact on the fund’s performance.

Small company risk. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

Technology is also subject to the following risks:

Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.

Performance Information

The following information provides some indication of the risks of investing in each fund. Of course, a fund’s past performance is not an indication of future performance.

The information shown below does not reflect charges and fees associated with the separate accounts that invest in the funds or any Contract for which the funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each fund’s Class A shares, which may give some idea of risk. The table following the bar charts shows how each fund’s performance compares to that of one or more broad-based market indices (which, unlike a fund, do not have any fees or expenses). All performance figures below assume that dividends were reinvested.

Calendar Year Total Returns (%)

Capital Growth — Class A Shares

For the periods included in the bar chart:

Best Quarter: 15.13%, Q4 2001	Worst Quarter: -21.49%, Q4 2008

Health Care — Class A Shares

For the periods included in the bar chart:

Best Quarter: 15.08%, Q2 2003	Worst Quarter: -16.45%, Q4 2008

Technology — Class A Shares

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001	Worst Quarter: -33.64%, Q3 2001

Average Annual Total Returns

(for period ended December 31, 2010)

	Past 1 year	Past 5 years	Past 10 Years
Capital Growth
Class A	16.71%	3.93%	0.33%
Class B	16.33%	3.59%	-0.01%
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	16.71%	3.75%	0.02%

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

	Past 1 year	Past 5 years	Since Inception
Health Care
Class A (inception date 5/1/01)	8.15%	4.05%	4.89%
Standard & Poor’s 500 Index (S&P 500) (reflects no deductions for fees or expenses)	15.06%	2.29%	2.00%
S&P North American Health Care Sector Index (reflects no deductions for fees or expenses)	6.08%	2.53%	3.12%
Class B (inception date 6/30/02)	7.68%	3.68%	7.88%
Standard & Poor’s 500 Index (S&P 500) (reflects no deductions for fees or expenses)	15.06%	2.29%	4.92%
S&P North American Health Care Sector Index (reflects no deductions for fees or expenses)	6.08%	2.53%	5.76%

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector. DIMA believes this additional index represents the fund’s overall investment process. Index comparisons begin on 4/30/01.

	Past 1 year	Past 5 years	Past 10 years	Since Inception
Technology
Class A	18.66%	3.35%	-2.25%	—
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	16.71%	3.75%	0.02%	—
S&P North American Technology Sector Index (reflects no deductions for fees or expenses)	12.65%	5.83%	-0.86%	—
Class B (inception date 6/30/02)	17.96%	2.93%%	—	6.34%
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	16.71%	3.75%	—	5.60%
S&P North American Technology Sector Index (reflects no deductions for fees or expenses)	12.65%	5.83%	—	7.94%

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P North American Technology Sector Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. DIMA believes this additional index represents the fund’s overall investment process.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your insurance company.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Advisor. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment advisor, pursuant to an investment management agreement with the fund. Under the oversight of the Board of each fund, DIMA provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, DIMA may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

Portfolio Managers. Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund’s investment strategy. Each portfolio manager on a team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The following individuals handle the day-to-day management of each fund’s portfolio:

Capital Growth

Owen Fitzpatrick, CFA, Lead Manager of the fund, is a Managing Director of Deutsche Asset Management (“DeAM”). He joined DeAM in 2009 after over 21 years of experience in trust and investment management, most recently as Managing Director of Deutsche Bank Private Wealth Management. Prior to joining Deutsche Bank, Mr. Fitzpatrick managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company and served as a portfolio manager at Manufacturer’s Hanover Trust Company. He began managing the fund in 2009.

Thomas M. Hynes, Jr., CFA, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 1995 in DB Private Wealth Management, then served as US equity portfolio manager at Citigroup Asset Management from 2004-2007 before returning to DeAM in 2007. Mr. Hynes began managing the fund in 2009.

Brendan O’Neill, CFA, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 2000 and has served as an equity research analyst covering the financial services sector since 2001. Mr. O’Neill began managing the fund in 2009.

Health Care

Leefin Lai, CFA, Lead Portfolio Manager of the fund, is a Managing Director of DeAM. She joined DeAM in 2001 and previously served as an analyst for Salomon Smith Barney and PaineWebber and as Vice President/Analyst for Citigroup Global Asset Management and Scudder Kemper Investments. Ms. Lai began managing the fund in 2001.

Thomas E. Bucher, CFA, Consultant to the Advisor since 2002, is a Managing Director of DeAM. He joined DeAM in 1995 and has served as head of the global equity research team for the health care sector and portfolio manager for European equity.

Technology

Frederic L. Fayolle, CFA, Lead Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips’s CRT display industry research for North America. Mr. Fayolle began managing the fund in 2009.

Clark Chang, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners. Mr. Chang began managing the fund in 2008.

Walter Holick, Portfolio Manager of the fund, is a Director of DeAM. He joined DeAM in 1990 as fund manager for global equities: technology, telecommunication services and media. Mr. Holick began managing the fund in 2009.

Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the funds, a description of the portfolio management compensation structure and information regarding other accounts managed.

Trustees and Officers. Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth serve as Trustees of Health Care, Technology and Capital Growth. The officers of Capital Growth are the same as those of each Acquired Fund.

Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as independent registered public accounting firm for Capital Growth and Health Care. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for Technology. Each Auditor audits and reports on each relevant fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the relevant fund.

Charter Documents.

Each of Capital Growth and Health Care is a series of DWS Variable Series I, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series I Declaration of Trust”). Technology is a series of DWS Variable Series II, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series II Declaration of Trust”). The Variable Series I Declaration of Trust and the Variable Series II Declaration of Trust are referred to herein collectively as the “Declarations of Trust,” and each is referred to herein individually as a “Declaration of Trust.” Additional information about the Declarations of Trust is provided below.

Shares. The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between classes of shares of the funds, if any. The trustees of the Trust may authorize the division of shares of the funds into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable (except as set forth below), transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAIs and the funds’ prospectuses. Each share has equal rights with each other share of the same class of the funds as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shares of the funds have noncumulative voting rights with respect to the election of Trustees.

Shareholder Meetings. Capital Growth, Health Care and Technology are generally not required to hold meetings of their shareholders. Under the Declarations of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declarations of Trust and as required by applicable law: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the termination of the Trusts; (c) an amendment of the Declarations of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions. The shareholders shall generally take action by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote and voting or voted at a meeting of shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or the Declarations of Trust. The Declarations of Trust provide that shareholder meeting quorum requirements shall be established in the funds’ By-laws. The By-laws of all three funds currently in effect provide that the presence in person or by proxy of the holders of thirty percent (30%) of the outstanding shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the funds.

On any matter submitted to a vote of shareholders, all shares of the trusts entitled to vote shall, except as otherwise provided in the funds’ By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the funds and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds. Moreover, the Declarations of Trust provide for indemnification out of the property of the funds for all losses of and expenses reasonably incurred by any shareholder held personally liable for the obligations of the funds (solely by reason of being or having been a shareholder) and the applicable fund may be covered by insurance which the Trustees consider adequate to cover foreseeable claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the investment advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the funds themselves are unable to meet their obligations.

Trustee Liability. The Declarations of Trust provide that obligations of the funds are not binding upon the Trustees individually but only upon the property of the funds and that the funds will indemnify their Trustees and officers against liabilities and expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the funds, except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the funds. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his or her office.

Election and Term of Trustees. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the other Trustees, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares of the applicable Trust, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent (10%) of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Capital Growth, Health Care and Technology and is not a complete description of provisions contained in those sources. Shareholders and Contract Owners should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General. The shareholders of Health Care and Technology are each being asked to approve a merger between their respective Acquired Fund and Capital Growth. Each proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and Capital Growth (each an “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix B.

Each merger is structured as a transfer of all of the assets of the applicable Acquired Fund to Capital Growth in exchange for the assumption by Capital Growth of all the liabilities of the applicable Acquired Fund, and for the issuance and delivery to the applicable Acquired Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Capital Growth.

After receipt of the Merger Shares, the applicable Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the applicable Acquired Fund, and the legal existence of the applicable Acquired Fund as a series of its respective Trust will be terminated. Each shareholder of the applicable Acquired Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page 22) to, the aggregate value of the shareholder’s shares in the applicable Acquired Fund. Such shares will be held in an account with Capital Growth identical in all material respects to the account currently maintained by the applicable Acquired Fund. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its applicable Acquired Fund separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to Capital Growth.

Prior to the date of its merger, the applicable Acquired Fund will sell any investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of Capital Growth, and will reinvest the proceeds such that the resulting portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with the pre-merger portfolio of Capital Growth. DIMA anticipates selling approximately 90% of Health Care’s investments and 70% of Technology’s investments in anticipation of each merger. The estimated costs to reposition each Acquired Fund’s portfolio, to be borne by the applicable Acquired Fund, are estimated to be $50,000 for Health Care and $63,000 for Technology. In addition, prior to any merger, each Acquired Fund will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and realized net capital gains, if any, through the date of the merger. As of February 15, 2011, Health Care had approximately $2,311,520 in capital gains, including capital gain spillbacks from the previous year. As of February 15, 2011, Technology had approximately $328,877 in capital gains for 2011, but that amount would be offset by a capital loss carryforward from the prior year of over $105 million. Therefore, based on current estimates, there is not expected to be any capital gains distribution for Technology prior to the merger.

The Trustees of both Health Care and Technology have voted unanimously to approve each Agreement and each of the proposed mergers and to recommend that shareholders of the Acquired Funds also approve the mergers. With respect to each Acquired Fund, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that a proposed merger does not receive the required shareholder approval, the Acquired Fund whose merger is not approved will continue to be managed as a separate series of a trust in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of each fund.

Background and Boards’ Considerations Relating to the Proposed Mergers

DWS Investments proposed the mergers to the Boards in November 2010. DWS Investments advised the Boards that it believed that the proposed mergers were in the best interests of Health Care and Technology for several reasons. In light of the decline of asset flows into actively managed “sector” funds such as Health Care and Technology, DWS Investments advised the Boards that Health Care and Technology have limited opportunities to attract new investments. As a result, Health Care and Technology are facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. Given these considerations, and in order to provide shareholders with continuity of investment within the DWS fund family, DWS Investments believes that a merger into Capital Growth is the best alternative for shareholders of Health Care and Technology. DWS Investments advised the Boards that the mergers of Health Care and Technology into Capital Growth would provide shareholders with the opportunity to invest in a fund that provides broad exposure to U.S. growth stocks (including the health care and technology sectors, among others) with lower management fees and a lower total operating expense ratio.

The Trustees conducted a thorough review of the potential implications of the mergers on Health Care and Technology and their respective shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DWS Investments.

On January 12, 2011, the Trustees of each of Health Care and Technology, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the terms of the proposed mergers. The Trustees also unanimously determined to recommend that each merger be approved by its shareholders.

In determining to recommend that the shareholders of Health Care and Technology approve the applicable merger, the Trustees considered, among other factors:

•

The mergers would help to protect shareholders of Health Care and Technology from the cost increases associated with small, declining asset bases, and provide continuity of investment within the DWS fund family, including access to DWS Investments’ U.S. equity investment expertise;

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Health Care and Technology;

•

The estimated total operating expense ratios of each class of shares of the combined fund are lower than the current total operating expense ratios of the corresponding classes of Health Care and Technology;

•

Similarities and differences between Health Care’s and Technology’s investment objectives, policies and restrictions relative to those of Capital Growth. The Acquired Funds and Capital Growth have similar investment objectives and strategies, as they each seek to achieve growth of capital by investing primarily in growth-oriented U.S. equity securities. Even though each of the funds has over 90% of its assets invested in U.S. stocks (with over 65% of those investments in large cap growth stocks), there are significant differences in the portfolios of Capital Growth and each Acquired Fund because each Acquired Fund concentrates its investments in a particular economic sector (health care and technology, respectively), while Capital Growth invests in a broad range of economic sectors;

•

DIMA’s commitment to cap certain expenses to be incurred by each of Health Care and Technology in connection with the merger. More specifically, DWS Investments has agreed to bear certain types of expenses incurred by Health Care or Technology in connection with the merger to the extent such expenses exceed the expected cost savings to be realized by shareholders of the applicable Fund at the time of the merger during the one-year period following the merger (See “Agreement and Plan of Reorganization” below for additional information regarding this cap);

•	Various alternatives to the proposed merger (e.g., liquidation);

•	The terms and conditions of the Agreements;

•	Services available to shareholders of Capital Growth and each of Health Care and Technology are substantially similar on a class-level basis;

•	The investment performance of Capital Growth and each of Health Care and Technology;

•	Prospects for the combined fund to attract additional assets; and

•	The federal income tax consequences of the mergers.

Based on all of the foregoing: (1) the Board of Health Care concluded that the merger of Health Care into Capital Growth is in the best interests of Health Care, and that the interests of the existing shareholders of Health Care will not be diluted as a result of the merger; and (2) the Board of Technology concluded that the merger of Technology into Capital Growth is in the best interests of Technology, and that the interests of the existing shareholders of Technology will not be diluted as a result of the merger. Accordingly, the Trustees unanimously recommend that shareholders of Health Care and Technology approve the Agreement (as defined on page 20) effecting the applicable merger. The Board of Health Care, including all of the Independent Trustees, unanimously recommends that shareholders of Health Care approve the merger of Health Care into Capital Growth. In addition, the Board of Technology, including all of the Independent Trustees, unanimously recommends that shareholders of Technology approve the merger of Technology into Capital Growth.

Agreement and Plan of Reorganization. Each proposed merger will be governed by an Agreement, a form of which is attached as Appendix B. Each Agreement provides that Capital Growth will acquire all of the assets of the applicable Acquired Fund solely in exchange for the assumption by Capital Growth of all liabilities of the applicable Acquired Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next business day (the “Closing Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (the close of regular trading on The New York Stock Exchange, Inc. on such date (the “Valuation Time”)). The Valuation Time is expected to occur during the second calendar quarter of 2011. The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

The applicable Acquired Fund will transfer all of its assets to Capital Growth, and in exchange, Capital Growth will assume all liabilities of the applicable Acquired Fund and deliver to the applicable Acquired Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the applicable Acquired Fund attributable to shares of the corresponding class of the applicable Acquired Fund, less the value of the liabilities of the applicable Acquired Fund assumed by Capital Growth attributable to shares of such class of the applicable Acquired Fund. Immediately following the transfer of assets on the Closing Date, the applicable Acquired Fund will distribute pro rata to its shareholders of record with respect to each class of its shares as of the Valuation Time the full and fractional Merger Shares of the same class received by the applicable Acquired Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the applicable Acquired Fund. As a result of the proposed mergers, each shareholder of the applicable Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of the applicable Acquired Fund surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Capital Growth in the name of such shareholders of the applicable Acquired Fund, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees have determined that each proposed merger is in the best interests of the applicable Acquired Fund and that the interests of the applicable Acquired Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the conditions set forth in the applicable Agreement. Each Agreement may be terminated and the merger abandoned (i) by mutual consent of Capital Growth and the applicable Acquired Fund, (ii) by either party if the merger shall not be consummated on or before October 11, 2011, unless such date is extended by mutual agreement of the parties or (iii) by either party if the other party shall have materially breached its obligations under the Agreement or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of an Acquired Fund approve its merger, Capital Growth and the applicable Acquired Fund agree to coordinate their respective portfolios from the date of shareholder approval of the Agreement up to and including the Closing Date in order that, when the assets of the applicable Acquired Fund are added to the portfolio of Capital Growth, the resulting portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with Capital Growth’s investment objective, policies, restrictions and strategies. DIMA has estimated that approximately 90% and 70% of the portfolios of Health Care and Technology, respectively, will be liquidated prior to each merger as part of this coordination.

All fees and expenses directly attributable to the merger, including legal and accounting expenses, and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by the applicable Acquired Fund to the extent of the estimated total benefit to each Acquired Fund during the first year after the merger. Merger costs in excess of the estimated one-year benefit, if any, would be paid by DIMA. DIMA currently estimates that direct merger costs relating to the merger of Health Care will total approximately $200,000 and that the estimated one-year benefit to Health Care shareholders would be $234,000. For the merger of Technology, DIMA currently estimates direct merger costs of approximately $225,000 and a one-year benefit to Technology shareholders of $300,000. Transaction costs incurred in connection with the purchase and sale of securities in anticipation of the mergers will be borne by the applicable Acquired Fund.

Description of the Merger Shares. Merger Shares will be issued to separate accounts as shareholders of each Acquired Fund in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Capital Growth. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Merger Shares will be treated as having been purchased on the date a separate account as shareholder purchased its shares of the applicable Acquired Fund and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Capital Growth prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Capital Growth could, under certain circumstances, be held personally liable for the obligations of Capital Growth. However, Capital Growth’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Capital Growth and provides for indemnification for all losses of and expenses reasonably incurred by any shareholder held liable (solely by reason of being or having been a shareholder) for the obligations of Capital Growth. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Capital Growth.

Certain Federal Income Tax Consequences. Each merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. With respect to each merger, as a condition to each fund’s obligation to consummate the merger, each of the Acquired Fund and Capital Growth will receive a tax opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, as further described below, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

•

The acquisition by Capital Growth of all of the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by Capital Growth of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to the separate accounts as shareholders of all the Merger Shares it received in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and Capital Growth will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to Capital Growth solely in exchange for Merger Shares and the assumption of all of the Acquired Fund’s liabilities by Capital Growth, or upon the distribution of the Merger Shares by the Acquired Fund to the separate accounts as shareholders in complete liquidation.

•

Under Section 354 of the Code, the separate accounts as shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Merger Shares solely in exchange for the Acquired Fund shares.

•

Under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each stockholder of each Acquired Fund in the reorganization will be the same as the aggregate tax basis of his or her Acquired Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, the holding period of a separate account for the Merger Shares will be determined by including the period for which the separate account held the Acquired Fund shares exchanged therefor, provided that the separate account held the Acquired Fund shares on the date of the reorganization as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by Capital Growth upon the receipt of all the assets of the Acquired Fund solely in exchange for the Merger Shares and the assumption by Capital Growth of all the liabilities of the Acquired Fund.

•

Under Section 362(b) of the Code, Capital Growth’s tax basis in the assets received from the Acquired Fund in the reorganization will be the same as the Acquired Fund’s tax basis in those assets immediately prior to the transfer.

•

Under Section 1223(2) of the Code, Capital Growth’s holding periods in the assets received from the Acquired Fund in the reorganization will include the periods during which such assets were held by the Acquired Fund.

•

Capital Growth will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Willkie Farr & Gallagher LLP will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above).

Each opinion will be based on certain factual certifications made by the officers of Capital Growth and the applicable Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service or a court could disagree with Willkie Farr & Gallagher LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the Internal Revenue Service or the courts.

Prior to the Closing (as defined in the Agreement), the Acquired Fund and Capital Growth will each make a distribution to its separate accounts as shareholders, which, together with all previous distributions, will have the effect of distributing to their shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains (after reduction by any capital loss carryforwards), if any, through (a) the Closing for the distribution by each Acquired Fund and (b) the taxable year ending December 31, 2010 for the distribution by Capital Growth.

In addition, although it is not expected to affect Contract Owners, as a result of the mergers each fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the mergers, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization. The following tables set forth the unaudited capitalization of each fund as of December 31, 2010, and of Capital Growth on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring Capital Growth	Acquired Health Care	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	728,888,149	45,390,479	(234,402)	774,044,226
Class B	12,167,911	3,020,551	(15,598)	15,172,864
Total Net assets	741,056,060	48,411,030	(250,000)	789,217,090
Shares outstanding
Class A	37,210,167	4,002,304	(1,697,246)	39,515,225
Class B	623,731	274,245	(120,224)	777,752
Net Asset Value per share($)
Class A	19.59	11.34	—	19.59
Class B	19.51	11.01	—	19.51

(1)	Assumes the merger had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Health Care on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.
(2)	Pro Forma adjustments include estimated one-time merger costs of $200,000 and estimated transaction costs of $50,000 in connection with the repositioning of Health Care’s investments in anticipation of the merger, each of which will be borne by Health Care.

	Acquiring Capital Growth	Acquired Technology	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	728,888,149	75,572,811	(287,516)	804,173,444
Class B	12,167,911	127,257	(484)	12,294,684
Total Net assets	741,056,060	75,700,068	(288,000)	816,468,128
Shares outstanding
Class A	37,210,167	6,893,997	(3,050,950)	41,053,214
Class B	623,731	11,963	(5,465)	630,229
Net Asset Value per share($)
Class A	19.59	10.96	—	19.59
Class B	19.51	10.64	—	19.51

(1)	Assumes the merger had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Technology on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.
(2)	Pro Forma adjustments include estimated one-time merger costs of $225,000 and estimated transaction costs of $63,000 in connection with the repositioning of Technology’s investments in anticipation of the merger, each of which will be borne by Technology.

	Acquiring Capital Growth	Acquired Health Care	Acquired Technology	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	728,888,149	45,390,479	75,572,811	(521,917)	849,329,522
Class B	12,167,911	3,020,551	127,257	(16,083)	15,299,636
Total Net assets	741,056,060	48,411,030	75,700,068	(538,000)	864,629,158
Shares outstanding
Class A	37,210,167	4,002,304	6,893,997	(4,748,196)	43,358,272
Class B	623,731	274,245	11,963	(125,689)	784,250
Net Asset Value per share($)
Class A	19.59	11.34	10.96	—	19.59
Class B	19.51	11.01	10.64	—	19.51

(1)	Assumes the merger had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Health Care or of Technology on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.
(2)	Pro Forma adjustments include estimated one-time merger costs of $425,000, of which $200,000 will be borne by Health Care and $225,000 will be borne by Technology, and estimated transaction costs of $113,000 of which $50,000 is estimated for Health Care and $63,000 is estimated for Technology in connection with the repositioning of the Acquired Funds’ investments in anticipation of the mergers. Such transaction costs will be borne by each Acquired Fund.

The Trustees of each Trust, all of whom are independent Trustees, unanimously recommend approval of each merger.

V. VOTING AT THE SHAREHOLDER MEETINGS AND OTHER INFORMATION

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of each Acquired Fund into Capital Growth and the solicitation of proxies by and on behalf of the Trustees of each Acquired Fund for use at the Special Meetings of Acquired Fund Shareholders (the “Meetings”). The Meetings are to be held on April 11, 2011 at 3:00 p.m., Eastern time at the offices of DIMA, 345 Park Avenue, 24th Floor, New York, NY 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meetings of Shareholders, the Prospectus/Proxy Statement and the enclosed proxy card or form of voting instruction form are being mailed to shareholders on or about March 10, 2011.

As of February 18, 2011 (the “Record Date”), the following number of shares were issued and outstanding for each Acquired Fund:

Shares	Issued and Outstanding
Health Care, Class A	3,951,557.51
Health Care, Class B	269,720.61
Technology, Class A	6,857,608.11
Technology, Class B	11,434.17

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the applicable Meeting. Each share entitles the holder thereof to one vote on the applicable proposal at the Meetings and any postponement(s) or adjournment(s) thereof.

The Trustees know of no matters other than those set forth herein to be brought before the Meetings. If, however, any other matters properly come before the Meetings, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote. Proxies are being solicited from shareholders of each Acquired Fund by the Trustees of each Trust for the applicable Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the applicable Agreement. The transactions contemplated by each Agreement will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation. Shareholders of record of an Acquired Fund at the close of business on the Record Date will be entitled to vote at the Acquired Fund’s Meeting or any adjournment or postponement thereof. The holders of at least 30% of the shares entitled to vote of that Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at a Meeting. As discussed below and set forth in the Share Ownership tables below, because shares of the Acquired Funds are held by Participating Insurance Companies, the presence at the Meeting of a small number of Participating Insurance Companies may be sufficient to constitute a quorum for the transaction of business at a Meeting. Please see “Solicitation of Proxies and Proxy Costs” below for a description of how the Participating Insurance Companies vote, based on the voting instructions received from Contract Owners.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the applicable Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will therefore have the effect of a negative vote on a proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership. As of the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding shares of each Acquired Fund and of Capital Growth.

To the best of the knowledge of Capital Growth, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Capital Growth:

Class	Shareholder Name and Address	Shares	Percentage Owned
A	MUTUAL OF AMERICA NEW YORK NY 10022-6815	11,182,122.42	30.54%

A	ZALICO DESTINATIONS/ FARMERS FUND ATTN INVESTMENT ACCOUNTING GREENVILLE SC 29602-9097	8,103,309.81	22.13%

A	MUTUAL OF AMERICA NEW YORK NY 10022-6815	4,590,864.99	12.54%

A	ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION TOPEKA KS 66636-1000	4,307,798.94	11.77%

A	ZURICH AMERICAN LIFE INS CO ATTN PRODUCT VALUATION SECURITY BENEFIT TOPEKA KS 66636-1000	3,509,999.05	9.59%

A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM PALATINE IL 60094-4210	2,312,310.45	6.32%

B	METLIFE INSURANCE CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT HARTFORD CT 06199-0027	501,563.99	81.76%

B	SYMETRA LIFE INSURANCE CO ATTN LIFE FINANCE SEPARATE ACCOUNTS BELLEVUE WA 98004-5130	102,695.81	16.74%

To the best of the knowledge of Health Care, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Health Care:

Class	Shareholder Name and Address	Shares	Percentage Owned
A	ZALICO DESTINATIONS/ FARMERS FUND ATTN INVESTMENT ACCOUNTING GREENVILLE SC 29602-9097	2,687,191.08	68.00%

A	ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION TOPEKA KS 66636-1000	904,444.44	22.89%

A	GREAT-WEST LIFE & ANN SCH ANNUITY GREENWOOD VLG CO 80111-5002	217,045.70	5.49%

B	METLIFE INSURANCE CO OF CT ATTN SHAREHOLDER ACCOUNTING DEPT HARTFORD CT 06199-0027	264,298.28	97.99%

To the best of the knowledge of Technology, as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Technology:

Class	Shareholder Name and Address	Shares	Percentage Owned
A	ZALICO DESTINATIONS FARMERS SVSII ATTN INVESTMENT ACCOUNTING GREENVILLE SC 29602-9097	3,937,977.43	57.42%

A	ALLMERICA LIFE SVSII ATTN PRODUCT VALUATION TOPEKA KS 66636-1000	2,498,875.79	36.44%

B	GE CAPITAL LIFE ASSURANCE CO OF NEW YORK RICHMOND VA 23230-1702	8,907.84	77.91%

B	ZURICH AMERICAN LIFE INS CO VARIABLE ANNUITY SEPARATE ACCOUNTS ATTN PRODUCT VALUATION SECURITY BENEFIT TOPEKA KS 66636-1000	1,478.31	12.93%

B	GE LIFE AND ANNUITY ASSURANCE CO RICHMOND VA 23230-1702	1,047.31	9.16%

Solicitation of Proxies and Proxy Costs. As discussed above, shares of the Acquired Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Acquired Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed by Contract Owners. If a Participating Insurance Company receives a signed voting instruction form that does not indicate the Contract Owner’s voting instructions, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of such Acquired Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). The Acquired Funds are not aware of a minimum number of voting instructions that must be received from Contract Owners before a Participating Insurance Company may employ echo voting when casting its vote at a Meeting. As a result, a small number of Contract Owners may determine the outcome of the vote. This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Acquired Funds. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of the Acquired Funds, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the applicable Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $1400 for Health Care and $2100 for Technology. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your voting instruction form for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder of record wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder of record may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 866-963-6127. Any proxy given by a shareholder is revocable until voted at the applicable Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by the applicable Acquired Fund (subject to the cap described above).

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Acquired Fund at One Beacon Street, Boston, MA 02108, (ii) by properly executing a later-dated proxy that is received by the applicable Acquired Fund at or prior to the applicable Meeting, or (iii) by attending the applicable Meeting and voting in person. Merely attending the applicable Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment and Postponement. Each Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to any matter to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Management may postpone each Meeting of shareholders prior to the Meeting with notice to shareholders entitled to vote at or receive notice of the Meeting.

APPENDIX A

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS AND PROXY CARDS

The following general rules for signing voting instruction forms and proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form or proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form or proxy card.

2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the voting instruction form or proxy card.

3. All Other Accounts: The capacity of the individual signing the voting instruction form or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Capital Growth VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and [ACQUIRED TRUST] (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of [ACQUIRED FUND] (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the distribution of the Class A Acquiring Fund Shares to the Class A shareholders of the Acquired Fund and the Class B Acquiring Fund Shares to the Class B shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class of Class A or Class B shares, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable by the Acquired Fund to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 5.14).

1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4 Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to Class A and Class B Acquired Fund Shareholders, as applicable, shall be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectuses and statement of additional information for Class A and Class B shares.

1.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7 All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Trust as soon as practicable following the Closing Date.

2.	Valuation

2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, the Acquiring Fund’s most recently effective prospectuses and statement of additional information for Class A and Class B shares and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2 The net asset value of a Class A or Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3 The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1 The Closing of the transactions contemplated by this Agreement shall occur on May 2, 2011, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2 The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3 State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4 DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or Board of Trustees of the Acquired Trust, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Fund’s trustees.

4.	Representations and Warranties

4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust as follows:

(a) The Acquired Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2009, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2010, have been audited in each case by [PricewaterhouseCoopers LLP/

Ernst & Young LLP], Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended June 30, 2010, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund, or, in the case of such statements of the Acquired Fund at and for the fiscal year ended December 31, 2010, copies of which shall be furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

(j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The most recently effective prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(p) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

(q) The Acquired Fund shares have been duly established and designated by the Board of Trustees of the Acquired Trust.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2009, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2010, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquiring Fund at and for the six months ended June 30, 2010, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund, or, in the case of such statements of the Acquiring Fund at and for the fiscal year ended December 31, 2010, copies of which shall be furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(m) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) The most recently effective prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q) The Registration Statement referred to in section 5.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein;

(r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(s) The Acquiring Fund Shares have been duly established and designated by the Board of Trustees of the Acquiring Trust.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate their respective portfolios from the date of shareholder approval of the Agreement up to and including the Closing Date, as set forth in Section 5.15, in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with the Acquiring Fund’s current investment preferences and the current implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses, copies of which have been delivered to the Acquired Fund.

5.2 Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 13, 2011.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Trust, on behalf of the Acquiring Fund, reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The

Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8 The Acquired Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10 The Acquiring Trust, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

5.12 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.15 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s current investment preferences and the current implementation of the investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing the Acquiring Fund’s portfolio will remain invested primarily in growth-oriented U.S. equity securities across a broad range of economic sectors, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s current implementation of its investment objective, policies, restrictions or strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization for federal income tax purposes.

5.16 Prior to the Closing, the Acquiring Fund will pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquiring Fund shareholders (i) all of the excess of (x) the Acquiring Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquiring Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquiring Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquiring Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the taxable year ending on December 31, 2010 and all preceding taxable years.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [ACQUIRED TRUST COUNSEL], in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [ACQUIRED TRUST COUNSEL] of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5 The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquired Trust, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, as further described below, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(a) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its separate accounts as shareholders of all the Acquiring Fund Shares it received in complete liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities by the Acquiring Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its separate accounts as shareholders in complete liquidation;

(c) under Section 354 of the Code, the separate accounts as shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares;

(d) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each separate account as shareholder of the Acquired Fund in connection with the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, the holding period of a separate account as shareholder of the Acquired Fund for Acquiring Fund Shares will be determined by including the period for which the separate account held the Acquired Fund shares exchanged therefor, provided that the separate account held the Acquired Fund shares on the date of the reorganization as capital assets;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(g) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets received from the Acquired Fund in the reorganization will be the same as the Acquired Fund’s tax basis in those assets immediately prior to the transfer;

(h) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund will include the periods during which such assets were held by the Acquired Fund;

(i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of certain factual certifications to be made by the officers of the Acquiring Trust and the Acquired Trust, upon which certifications the opinion will explicitly rely. The opinion will note and distinguish certain published precedent. Opinions of counsel are not binding upon the Internal Revenue Service or the courts; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will be based on customary assumptions. There is no assurance that the Internal Revenue Service or a court would agree with the opinion, which therefore cannot be free from doubt. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Trust, on behalf of the Acquired Fund, agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs). DIMA agrees to bear mailing, legal and operational expenses, other than Pre-Reorganization Transaction Costs, incurred by the Acquired Fund in connection with the Reorganization to the extent that such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated by DIMA immediately prior to the Closing. Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

11.	Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before

October 11, 2011, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Trust and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to [ACQUIRED TRUST COUNSEL], or to the Acquiring Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, variable life insurance policy and variable annuity contract holders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Amended and Restated Declaration of Trust, as amended. Moreover, no series of the Trusts other than the Acquiring Fund or the Acquired Fund, as applicable, shall be responsible for the obligations of such Fund hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Acquiring Fund and the Acquired Fund, as applicable, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Amended and Restated Declaration of Trust, as amended.

15.5 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Capital Growth VIP

Secretary	By:
Its: President

Attest:	[ACQUIRED TRUST], on behalf of [ACQUIRED FUND]

Secretary	By:
Its: President

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

By: Its:

APPENDIX C

Financial Highlights of DWS Capital Growth VIP

Financial Highlights

Class A Years Ended December 31,	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$16.93		$13.55	$20.41	$18.24		$16.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	[d]	.14	.16	.17	[d]	.13	[c]
Net realized and unrealized gain (loss)	2.68		3.43	(6.83)	2.12		1.31
Total from investment operations	2.82		3.57	(6.67)	2.29		1.44
Less distributions from:
Net investment income	(.16)		(.19)	(.19)	(.12)		(.10)
Net asset value, end of period	$19.59		$16.93	$13.55	$20.41		$18.24
Total Return (%)[b]	16.71		26.87	(32.98)	12.59		8.53	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	729		715	594	1,058		1,131
Ratio of expenses before expense reductions (%)	.51		.51	.50	.53		.52
Ratio of expenses after expense reductions (%)	.51		.49	.49	.52		.49
Ratio of net investment income (loss) (%)	.78	[d]	.98	.89	.86	[d]	.73	[c]
Portfolio turnover rate (%)	42		76	21	30		16

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Class B Years Ended December 31,	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$16.86		$13.49	$20.31	$18.15		$16.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	[d]	.09	.10	.09	[d]	.06	[c]
Net realized and unrealized gain (loss)	2.67		3.43	(6.81)	2.12		1.31
Total from investment operations	2.75		3.52	(6.71)	2.21		1.37
Less distributions from:
Net investment income	(.10)		(.15)	(.11)	(.05)		(.03)
Net asset value, end of period	$19.51		$16.86	$13.49	$20.31		$18.15
Total Return (%)[b]	16.33		26.49	(33.20)	12.18		8.17	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		12	10	19		107
Ratio of expenses before expense reductions (%)	.85		.85	.85	.94		.91
Ratio of expenses after expense reductions (%)	.84		.82	.82	.90		.86
Ratio of net investment income (loss) (%)	.45	[d]	.65	.56	.48	[d]	.36	[c]
Portfolio turnover rate (%)	42		76	21	30		16

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Financial Highlights of DWS Health Care VIP

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.21	$9.45	$14.68	$13.77		$13.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.01)	.09 [c]	.03	[c]	(.01)[b]
Net realized and unrealized gain (loss)	.83	2.02	(3.08)	1.75		.81
Total from investment operations	.89	2.01	(2.99)	1.78		.80
Less distributions from:
Net investment income	—	(.13)	(.04)	—		—
Net realized gains	(.76)	(.12)	(2.20)	(.87)		(.05)
Total distributions	(.76)	(.25)	(2.24)	(.87)		(.05)
Net asset value, end of period	$11.34	$11.21	$9.45	$14.68		$13.77
Total Return (%)	8.15	22.19	(23.20)	13.20		6.17 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	49	60	98		101
Ratio of expenses (%)	.90	.96	.92	.93		.89
Ratio of net investment income (loss) (%)	.52	(.08)	.79 [c]	.19	[c]	(.03)[b]
Portfolio turnover rate (%)	16	31	24	37		47

a	Based on average shares outstanding during the period.
b	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
c	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.95	$9.23	$14.40	$13.55	$12.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.04)	.05 [c]	(.03)[c]	(.06)[b]
Net realized and unrealized gain (loss)	.80	1.98	(3.02)	1.75	.79
Total from investment operations	.82	1.94	(2.97)	1.72	.73
Less distributions from:
Net investment income	—	(.10)	—	—	—
Net realized gains	(.76)	(.12)	(2.20)	(.87)	(.05)
Total distributions	(.76)	(.22)	(2.20)	(.87)	(.05)
Net asset value, end of period	$11.01	$10.95	$9.23	$14.40	$13.55
Total Return (%)	7.68	21.80	(23.50)	12.88	5.77 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	5	21
Ratio of expenses (%)	1.25	1.34	1.27	1.34	1.28
Ratio of net investment income (loss) (%)	.16	(.46)	.43 [c]	(.22)[c]	(.42)[b]
Portfolio turnover rate (%)	16	31	24	37	47

a	Based on average shares outstanding during the period.
b	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
c	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the year ended December 31, 2008 and 2007, respectively.

Financial Highlights of DWS Technology VIP

Financial Highlights

Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.24	$5.76	$10.71	$9.37	$9.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.01	(.00 )*	(.02)	(.01)[c]
Net realized and unrealized gain (loss)	1.75	3.47	(4.95)	1.36	.08
Total from investment operations	1.72	3.48	(4.95)	1.34	.07
Less distributions from:
Net investment income	(.00 )*	—	—	—	—
Net asset value, end of period	$10.96	$9.24	$5.76	$10.71	$9.37
Total Return (%)	18.66	60.42	(46.22)[b]	14.30	.75 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	78	60	153	165
Ratio of expenses before expense reductions (%)	.93	.84	1.01	.91	.89
Ratio of expenses after expense reductions (%)	.93	.84	1.00	.91	.89
Ratio of net investment income (loss) (%)	(.29)	.08	(.01)	(.15)	(.12)[c]
Portfolio turnover rate (%)	23	45	71	91	49

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
*	Amount is less than $0.005.

Class B Years Ended December 31,	2010	2009	2008	2007	2006

Selected Per Share Data
Net asset value, beginning of period	$9.02	$5.64	$10.53	$9.25	$9.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.02)	(.03)	(.05)	(.04)[c]
Net realized and unrealized gain (loss)	1.68	3.40	(4.86)	1.33	.08
Total from investment operations	1.62	3.38	(4.89)	1.28	.04
Net asset value, end of period	$10.64	$9.02	$5.64	$10.53	$9.25
Total Return (%)	17.96	59.93	(46.44)[b]	13.84	.43 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	3	2	3	14
Ratio of expenses before expense reductions (%)	1.29	1.18	1.35	1.29	1.28
Ratio of expenses after expense reductions (%)	1.29	1.18	1.35	1.29	1.28
Ratio of net investment income (loss) (%)	(.64)	(.27)	(.35)	(.53)	(.51)[c]
Portfolio turnover rate (%)	23	45	71	91	49

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

HC.TECH.VIP-021811

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS CAPITAL GROWTH VIP

CLASS A, CLASS B

345 Park Avenue

New York, NY 10154

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated March 4, 2011 (the “Prospectus/Proxy Statement”) for the Special Meetings of Shareholders of DWS Health Care VIP, a series of DWS Variable Series I (“Health Care”) and DWS Technology VIP, a series of DWS Variable Series II (“Technology”) (each an “Acquired Fund”), to be held on April 11, 2011. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337, or from your insurance company and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Class A and Class B shares of DWS Capital Growth VIP, a series of DWS Variable Series I (“Capital Growth”) is contained in the Class A Prospectus for Capital Growth, and the Class B Prospectus for Capital Growth, respectively, each dated May 1, 2010, as may be supplemented from time to time. Additionally, further information about Class A and Class B shares of Capital Growth is contained in the Statement of Additional Information of Capital Growth, dated May 1, 2010, as revised May 10, 2010, and as may be supplemented from time to time, relating to Class A and Class B shares, which is incorporated by reference herein. Copies of the Prospectuses and Statement of Additional Information may be obtained at no charge by contacting your fund at 1-800-728-3337, or from your insurance company and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). The audited financial statements and related Independent Registered Public Accounting Firm’s reports for Capital Growth, Health Care and Technology contained in each fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010 are incorporated herein by reference. No other parts of each fund’s Annual Report to Shareholders are incorporated by reference herein.

The unaudited narrative description of the pro forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of Capital Growth as if the mergers had been consummated on January 1, 2010.

The date of this Merger SAI is March 4, 2011.

1

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE MERGER

The unaudited pro forma information set forth below for the twelve months ended December 31, 2010 is intended to present ratios and supplemental data as if the mergers of DWS Technology VIP and DWS Health Care VIP (“Acquired Funds”) into DWS Capital Growth VIP had occurred as of the beginning of the period (unless otherwise noted). The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Fund’s shareholders. As such, the information below is presented for proposed merger of the Acquired Funds into DWS Capital Growth VIP and each Acquired Fund into DWS Capital Growth VIP.

Basis of Combination

On January 12, 2011, the Board of Trustees of DWS Technology VIP and DWS Health Care VIP approved, for each of the Acquired Funds, an Agreement and Plan of Reorganization (each a “Plan of Reorganization”) whereby, subject to the approval of each Acquired Fund’s shareholders, all of the assets of DWS Technology VIP and DWS Health Care VIP will be transferred to DWS Capital Growth VIP solely in exchange for the issuance and delivery to DWS Technology VIP and DWS Health Care VIP of shares of Class A and Class B shares of DWS Capital Growth VIP with an aggregate value equal to the value of DWS Technology VIP’s and DWS Health Care VIP’s assets net of liabilities (“Merger Shares”), and for the assumption by DWS Capital Growth VIP of all the liabilities of DWS Technology VIP and DWS Health Care VIP. The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Fund’s shareholders. Each merger is separate and distinct from each other. All Merger Shares delivered to DWS Technology VIP and DWS Health Care VIP, respectfully, will be exchanged for an investment in the same class of DWS Capital Growth VIP at net asset value. Immediately following the transfer, the appropriate class of the Merger Shares received by DWS Technology VIP and DWS Health Care VIP will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record. Shares of DWS Technology VIP and DWS Health Care VIP will, in effect, be exchanged on a federal income tax-free basis for the same class of shares of DWS Capital Growth VIP at net asset value.

Under the terms of each Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the acquisition, DWS Capital Growth VIP will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. The merger costs are currently estimated to be $425,000, of which $225,000 will be borne by DWS Technology VIP and $200,000 will be borne by DWS Health Care VIP. The pro forma information provided herein should be read in conjunction with the financial statements of DWS Capital Growth VIP, DWS Technology VIP and DWS Health Care VIP included in the annual report of each Fund, in each case dated December 31, 2010. The unaudited pro forma information set forth below reflects adjustments made to expenses for contractual rates, duplicate services and other services that would not have occurred if the Reorganization took place on January 1, 2010. This pro forma information has been derived from the books and records of each Fund utilized in calculating daily net asset value for each Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

On a pro forma basis, for the one-year period ended December 31, 2010, the proposed reorganization of DWS Technology VIP and DWS Health Care VIP into DWS Capital Growth VIP would have resulted in the following relative increases (decreases) to expenses actually charged to DWS Capital Growth VIP during that period:

Management Fee	($366,585)
Audit fee	($64,563)
Custody fee	($37,107)
Reports to shareholders	($24,118)

The merger of DWS Technology VIP into DWS Capital Growth VIP is not contingent upon the approval of the merger of DWS Health Care VIP. On a pro forma basis, for the one-year period ended December 31, 2010, the proposed reorganization of DWS Technology VIP into DWS Capital Growth VIP would have resulted in the following relative increases (decreases) to expenses actually charged to DWS Capital Growth during that period:

Management Fee	($218,460)
Audit fee	($42,230)
Custody fee	($27,811)
Reports to shareholders	($30,650)

The merger of DWS Health Care VIP into DWS Capital Growth VIP is not contingent upon the approval of the merger of DWS Technology VIP. On a pro forma basis, for the one-year period ended December 31, 2010, the proposed reorganization of DWS Health Care VIP into DWS Capital Growth VIP would have resulted in the following relative increases (decreases) to expenses actually charged to DWS Capital Growth VIP during that period:

Management Fee	($148,125)
Audit fee	($23,484)
Custody fee	($27,777)
Reports to shareholders	($2,128)

Pursuant to the Investment Management Agreement, DWS Capital Growth VIP pays a monthly management fee to Deutsche Investment Management Americas Inc. (“DIMA”) based on DWS Capital Growth VIP’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the DWS Capital Growth VIP’s average daily net assets ..390%

Next $750 million of such net assets .365%

Over $1 billion of such net assets .340%

Pursuant to the Investment Management Agreement, DWS Technology VIP pays a monthly management fee to DIMA based on DWS Technology VIP’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the DWS Technology VIP’s average daily net assets .665%

Next $750 million of such net assets .635%

Next $1.5 billion of such net assets .615%

Next $2.5 billion of such net assets .595%

Next $2.5 billion of such net assets ..565%

Next $2.5 billion of such net assets .555%

Next $2.5 billion of such net assets .545%

Over $12.5 billion of such net assets .535%

Pursuant to the Investment Management Agreement, DWS Health Care VIP pays a monthly management fee to DIMA based on DWS Health Care VIP’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the DWS Health Care VIP’s average daily net assets .665%

Next $750 million of such net assets .640%

Next $1.5 billion of such net assets .615%

Next $2.5 billion of such net assets .595%

Next $2.5 billion of such net assets .565%

Next $2.5 billion of such net assets .555%

Next $2.5 billion of such net assets ..545%

Over $12.5 billion of such net assets .535%

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to DWS Capital Growth VIP, DWS Technology VIP and DWS Health Care VIP. For all services provided under the Administrative Services Agreement, each fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the fund’s average daily net assets, computed and accrued daily and payable monthly.

DWS Investments Service Company (“DISC”), an affiliate of DIMA, is the transfer agent and dividend-disbursing agent for DWS Capital Growth VIP, DWS Technology VIP and DWS Health Care VIP.

As of December 31, 2010, the net assets of DWS Capital Growth VIP were $741,056,060, the net assets of DWS Technology VIP were $75,700,068 and the net assets of DWS Health Care VIP were $48,411,030. The net assets of the combined fund as of December 31, 2010 would have been $864,742,158, after accounting for a reduction of $425,000 due to the estimated reorganization costs of which $225,000 will be borne by DWS Technology VIP and $200,000 will be borne by DWS Health Care VIP.

The net assets of the combined fund for the merger of only DWS Capital Growth VIP and DWS Technology VIP as of December 31, 2010 would have been $816,531,128, after accounting for a reduction of $225,000 due to the estimated reorganization costs which will be borne by DWS Technology VIP.

The net assets of the combined fund for the merger of only DWS Capital Growth VIP and DWS Health Care VIP as of December 31, 2010 would have been $789,267,090, after accounting for a reduction of $200,000 due to the estimated reorganization costs which will be borne by DWS Health Care VIP.

No significant accounting policies will change as the result of the proposed reorganization.

DIMA anticipates selling approximately 70% of DWS Technology VIP’s investments and approximately 90% of DWS Health Care VIP’s investments prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, each Acquired Fund’s portfolio will conform more closely to DWS Capital Growth VIP’s current implementation of its investment objective, policies, restrictions and strategies. The estimated transaction costs in connection with repositioning of the DWS Technology VIP’s and DWS Health Care VIP’s investments are $63,000 and $50,000, respectively.

Federal Income Taxes

At December 31, 2010, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $163,203,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011 ($69,353,000), December 31, 2012 ($28,616,000), December 31, 2015 ($6,163,000), December 31, 2016 ($20,912,000) and December 31, 2017 ($38,159,000), the respective expiration dates, whichever occurs first and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

At December 31, 2010, DWS Health Care VIP had no capital loss carryforwards.

At December 31, 2010, DWS Technology VIP had a net tax basis capital loss carryforward of approximately $105,417,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011($71,516,000), December 31, 2016 ($13,148,000) and December 31, 2017 ($20,753,000), the respective expiration dates, whichever occurs first.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Capital Growth VIP intends to continue to qualify as a regulated investment company.